UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 20, 2008

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                  8082                 71-0918189
    (State or Other         (Commission File        (I.R.S. Employer
      Jurisdiction               Number)           Identification No.)
   of Incorporation)

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                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

       (337) 233-1307 (Registrant's telephone number, including area code)


                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry into a Material Definitive Agreement.

       The information contained in the discussion under Item 2.03 below is incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement.

     On February 20, LHC Group, Inc. (the "Company") sent to CF Blackburn LLC (successor by assignment to Residential Funding Company, LLC (f/k/a Residential Funding Corporation), a Delaware limited liability company (the "Lender"), written notice of termination of the Second Amended and Restated Loan and Security Agreement, dated April 13, 2005, by and among the Lender, the Company and the Company's subsidiaries listed as borrowers on the signature pages attached thereto (the "Former Credit Facility"). The Former Credit Facility was due to expire in April, 2010. Proceeds from the New Credit Agreement (defined in Item 2.03 below) were used to pay off the outstanding loan amounts under the Former Credit Facility, and the Company does not intend to borrow any additional amounts under the Former Credit Facility. The Company and the Lender are in the process of negotiating the payment of any amounts due in connection with the termination of the Former Credit Facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On February 20, 2008 (the "Effective Date"), the Company entered into a Credit Agreement (the "New Credit Agreement") with Capital One, National Association, as administrative agent (the "Agent") and as lender and Capital One Corporation, as sole bookrunner and sole lead arranger.

     Proceeds from the New Credit Agreement were used to payoff the outstanding loan amounts under the Former Credit Facility, described in Item 1.02 above and incorporated herein by reference.

     As of the Effective Date, the New Credit Agreement is unsecured and has a term of two years. The New Credit Agreement provides for a line of credit of $25.0 million (with a letter of credit sub-limit equal to $2.0 million). Upon written notice by the Company to the Agent, the Agent will endeavor to obtain additional lending commitments from other financial institutions to increase the line of credit to $50.0 million. The interest rate for borrowings under the New Credit Agreement is a function of the prime rate ("Base Rate Loan") or the Eurodollar Rate ("Eurodollar Rate Loan"), as elected by the Company, plus the applicable margin as set forth below:

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            LEVERAGE RATIO             EURODOLLAR MARGIN  BASE RATE
                                                           MARGIN
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             < 1.00:1.00               1.25%         -0.25%
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        = 1.00:1.00 < 1.50:100         1.50%             0%
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       = 1.50:1.00 < 2.00:1.00         1.75%             0%
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             = 2.00:1.00               2.00%             0%
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     The  New  Credit   Agreement   requires  no  principal   amortization   and
interest-only payments are due, in the case of Base Rate Loans, monthly in arrears and, in the case of Eurodollar Rate Loans, at the end of the applicable interest period therefore.

     The New Credit Agreement is to be guaranteed by all of the Company's wholly-owned subsidiaries. The New Credit Agreement shall be guaranteed by certain non-wholly owned subsidiaries of the Company within 60 days following the Effective Date. In the event that any non-wholly owned subsidiary of the Company does not guaranty the New Credit Agreement, the Company will pledge its interest in such subsidiary to the Agent as security for the New Credit Agreement.

     The New Credit Agreement contains customary representations and warranties and various affirmative and negative covenants such as:

o    Limitations on the incurrence of additional debt;
o    Limitations on the incurrence of liens;
o    Restrictions on investments and acquisitions; and
o    Restrictions on the sale of assets.

     The New Credit Agreement contains various financial covenants with respect to:

o    Minimum fixed charge coverage ratio;
o    Maximum total liabilities to tangible net worth;
o    Maximum leverage ratio; and
o    Minimum working capital ratio.

     The New Credit Agreement also includes customary events of default, including but not limited to: nonpayment of principal, interest or other fees or amounts; violations of covenants; nonpayment of other material debt; incorrectness of representations and warranties in any material respect; insolvency and bankruptcy.

     The summary above is qualified in its entirety by the New Credit Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     A copy of the New Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LHC GROUP, INC.


                                    By:  /s/ Peter J. Roman
                                         -------------------------------
                                             Peter J. Roman
                                             Senior Vice President and Chief
                                             Financial Officer



Dated:      February 25, 2008



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                                INDEX TO EXHIBITS



     EXHIBIT NO.      DESCRIPTION
     -----------      ----------------------------------------------------------

        10.1 Credit Agreement by and among LHC Group, Inc., Capital One, National Association, individually as a Lender and as Administrative Agent, and Capital One Corporation, as sole bookrunner and sole lead arranger, dated as of February 20, 2008.


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